UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2008
STAR RESORTS DEVELOPMENT INC.
(Exact name of registrant as specified in its charter)
Nevada	000-52449	98-0521492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 Brickell Ave. #1550, Miami, FL 33131
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code	305-728-5254
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 14, 2008 we issued 9,200,000 shares of common stock to Latin Star Developments Inc. pursuant to the terms of an assignment agreement dated December 20, 2007. Latin Star is a Nevis company wholly-owned by our Secretary and director, David Craven.

We issued the promissory note to one non-US person pursuant to an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Assignment Agreement dated December 20, 2007 attached as an exhibit to the current report on Form 8-K filed with the Commission on January 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR RESORTS DEVELOPMENT INC.

/s/ Alejandro Aparicio

Alejandro Aparicio

President and Chief Executive Officer

Date: October 15, 2008